SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 14, 2000




              Prudential Securities Secured Financing Corporation
       -----------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                  333-75489                13-3526694
---------------------------       -------------          ------------------
State or Other Jurisdiction        (Commission           (I.R.S. Employer
    Of Incorporation)              File Number)          Identification No.)



      200 Vesey Street
      New York, New York                                          10285
    ---------------------                                      ----------
    (Address of Principal                                      (Zip Code)
      Executive Offices)


 Registrant's telephone number, including area code:  (212) 788-1000

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     The Registrant registered issuances of Home Equity Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-75489) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $211,994,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates of Mortgage Lenders Network Home Equity Loan Trust 2000-1 Pass-Through Certificates, Series 2000-1 on April 14, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 10, 2000, as supplemented by the Prospectus Supplement dated April 10, 2000 (the "Prospectus Supplement"), to file a copies of certain agreements executed in connection with the issuance of the Certificates.

     This Current Report on Form 8-K is being filed to file a copy of Amendment No. 1, dated as of May 1, 2000, among Mortgage Lenders Network USA, Inc., as Seller and Servicer, Prudential Securities Secured Financing Corporation, as Depositor and Norwest Bank Minnesota, N. A., as Trustee, to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 2000, among the Seller and Servicer, the Depositor and the Trustee which Pooling and Servicing Agreement was previously filed on the Registrant's Current Report as Form 8-K on May 1, 2000.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of May 1, 2000, among Mortgage Lenders Network USA, Inc., as Seller and Servicer, Prudential Securities Secured Financing Corporation, as Depositor, and Norwest Bank Minnesota, N.A., as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRUDENTIAL SECURITIES SECURED
                                       FINANCING CORPORATION



                                       By:  /s/ Evan Mitnick
                                          -----------------------------------
                                          Name:  Evan Mitnick
                                          Title:  Vice President



Dated:  July 5, 2000

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                                 Description                                          Page No.
-----------                                 -----------                                          --------


99.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of May 1, 2000, among Mortgage Lenders Network
                    USA, Inc., as Seller and Servicer, Prudential Securities
                    Secured Financing Corporation, as Depositor, and Norwest
                    Bank Minnesota, N. A., as Trustee.


                                                                  EXHIBIT 99.1




                                                                     EXECUTION


             PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                                   Depositor


                      MORTGAGE LENDERS NETWORK USA, INC.,
                                   Servicer


                      MORTGAGE LENDERS NETWORK USA, INC.,
                                    Seller


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    Trustee


                              AMENDMENT NO. 1 TO

                        POOLING AND SERVICING AGREEMENT

                            Dated as of May 1, 2000



                       ---------------------------------

               MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST,
                                 SERIES 2000-1

     This Amendment No. 1 to the Pooling and Servicing Agreement is dated and effective as of May 1, 2000 (the "Amendment"), among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as depositor (the "Depositor"), MORTGAGE LENDERS NETWORK USA, INC., as servicer (in such capacity, the "Servicer" or "Mortgage Lenders"), MORTGAGE LENDERS NETWORK USA, INC., as seller (the "Seller"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                            PRELIMINARY STATEMENT:

     The Depositor, the Seller, the Servicer and the Trustee are parties to the Pooling and Servicing Agreement, dated as of April 1, 2000 (the "Agreement"), relating to Mortgage Lenders Network Home Equity Loan Trust 2000-1. Section 11.01 of the Agreement provides that the Agreement may be amended by the Seller, the Servicer and the Trustee without the consent of any Certificateholders, but with the consent of the Certificate Insurer, for among other reasons, to cure any ambiguity or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of the Agreement. The parties desire to amend the Agreement to clarify that Prepayment Charges that are required to be deposited into the Collection Account are also required to be deposited into the Certificate Account. The Depositor, the Servicer, the Seller and the Trustee are willing to enter into this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     2. Section 1.01 of the Agreement is hereby amended by deleting the definition of Interest Remittance Amount in its entirety and replacing it with the following:

     "Interest Remittance Amount": With respect to any Distribution Date and related Servicer Remittance Date, the aggregate amount of all scheduled interest payments due and Prepayment Charges received on the Mortgage Loans during the related Due Period, which were either collected or advanced, net of the related Servicing Fee thereon, minus the amount, if any, by which (a) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments on such Mortgage Loans during the previous calendar month exceeds (b) the aggregate Servicing Fee received by the Servicer with respect to such Mortgage Loans and the related Due Period.

     3. Section 1.01 of the Agreement is hereby amended by deleting the definition of Stepped Down Required Overcollateralized Percentage in its entirety and replacing it with the following:

     "Stepped Down Required Overcollateralized Percentage": For any Distribution Date for which the Step Down Trigger has occurred, a percentage equal to (i) the greater of (x) 8.50% and (y) the percentage equivalent of a fraction, the numerator of which is the Overcollateralized Amount as of the immediately preceding Distribution Date and the denominator of which is the Aggregate Loan Balance of the Mortgage Loans and REO Properties as of such Distribution Date, minus
     (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above, minus 8.50%, multiplied by (B) the number of consecutive Distribution Dates through and including the Distribution Date for which the Stepped Down Required Overcollateralized Percentage is being calculated, up to a maximum of six, for which the Step Down Trigger has occurred, and the denominator of which is six.

     4. The Agreement, as amended by this Amendment, is hereby ratified and confirmed.

     5. This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. This Amendment shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     6. This Amendment shall become effective as of the date first written above.

     IN WITNESS WHEREOF, the Seller, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                   PRUDENTIAL SECURITIES SECURED
                                    FINANCING CORPORATION,
                                      as Depositor


                                   By: /s/ Evan Mitnick
                                     ----------------------------------------
                                     Name:  Evan Mitnick
                                     Title: Vice President


                                   MORTGAGE LENDERS NETWORK USA, INC.,
                                    as Servicer


                                   By: /s/ Michael Mattera
                                      ----------------------------------------
                                      Name:  Michael Mattera
                                      Title: Senior Vice President


                                    NORWEST BANK MINNESOTA, NATIONAL
                                     ASSOCIATION,
                                      as Trustee


                                   By: /s/ Diane TenHoopen
                                      ----------------------------------------
                                      Name:  Diane TenHoppen
                                      Title: Vice President


                                   MORTGAGE LENDERS NETWORK USA, INC.,
                                    as Seller


                                   By: /s/ Michael Mattera
                                      ----------------------------------------
                                      Name:  Michael Mattera
                                      Title: Senior Vice Presidene

ACKNOWLEDGED AND
  AGREED TO:

FINANCIAL SECURITY ASSURANCE

By: /s/ Richard Bauerfeld
    ------------------------
    Name:  Richard Bauerfeld
    Title: Managing Director